THIS AMENDED AND RESTATED 5% CONVERTIBLE PROMISSORY NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, MORTGAGED, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND OTHERWISE IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

AMENDED AND RESTATED
OPKO HEALTH, INC.
5% CONVERTIBLE PROMISSORY NOTE
(this “Note”)
Miami, Florida

$****    Amended and Restated February 10, 2023
    Originally Issued February 26, 2018

This Amended and Restated Note is one of a series of 5% Convertible Promissory Notes, originally issued and sold by OPKO Health, Inc., a Delaware corporation (“Borrower”) on February 26, 2018, in the maximum aggregate initial principal amount of $55,000,000 (collectively, the “OPKO Notes”). Borrower originally issued to Lender (as defined herein) an OPKO Note in the original principal amount of $**** on February 26, 2018, which OPKO Note is attached hereto as Exhibit A (the “Original OPKO Note”), and Lender and Borrower have agreed to amend and restate such Original OPKO Note solely to change the Maturity Date and the Conversion Price, as defined and set forth herein. Borrower and Lender acknowledge and agree that this Note does not evidence any new indebtedness in addition to that represented by the Original OPKO Note, which is amended and restated in its entirety and otherwise superseded as set forth herein.
FOR VALUE RECEIVED, Borrower hereby promises to pay to **** (“Lender”), the principal sum of $****, together with interest, at the applicable rate of interest set forth herein.
1.    Payment of Principal and Interest; Interest Rate.
(a)    Payment of Principal and Interest. Borrower, shall, subject to the earlier conversion of this Note in accordance with Section 5, pay to Lender the outstanding principal balance under this Note, together with accrued and unpaid interest thereon, on the Maturity Date. Interest on this Note shall accrue at the Applicable Rate from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance, until the principal hereunder, and accrued and unpaid interest thereon, shall have been paid in full.
(b)    Interest Rate; Determination. Interest shall accrue on the unpaid principal balance of this Note at the per annum rate equal to 5.0%, calculated on the basis of a 365/366 day year and the actual number of days elapsed (the “Applicable Rate”).
2.    Maturity Date. Subject to the earlier conversion of this Note in accordance with Section 5, the unpaid principal balance (including all accrued and unpaid interest thereon) shall be due and payable on January 31, 2025 (the “Maturity Date”).

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3.    Manner of Payment. All amounts due and payable under this Note shall be paid in U.S. Dollars and shall be paid to Lender by wire transfer of immediately available funds in accordance with the instructions set forth on the signature page hereto. Lender may modify such instructions by delivering notice thereof to Borrower in accordance with Section 13.
Borrower shall be entitled to deduct and withhold from any payment, such amounts as may be required to be deducted and withheld under applicable Law, including, without limitation, any such deduction and withholding with respect to the making of such payment under the Internal Revenue Code of 1986, as amended, and all rules and regulations promulgated thereunder or any other applicable tax law or regulation.
If any payment under this Note shall become due and payable on a Saturday, Sunday, or a bank or legal holiday, then such payment shall be made on the next succeeding Business Day, without additional interest, premium or penalty.
4.    Redemption. Borrower may redeem all or any part of the then issued and outstanding OPKO Notes (the “Redemption Right”). Borrower may exercise the Redemption Right by delivering notice to all Holders of Borrower’s exercise of the Redemption Right (the “Redemption Notice”), which Redemption Notice shall contain the following: (i) the date on which Borrower will redeem the OPKO Notes, which shall be a date no fewer than 30 days, and no more than 60 days, immediately following the date of the Redemption Notice (the “Redemption Date”); (ii) the aggregate principal amount of OPKO Notes to be redeemed; (iii) the Redemption Price, including a reasonably detailed calculation thereof; and (iv) instructions for a Holder to deliver such Holder’s OPKO Notes to Borrower and receive in exchange therefor the Redemption Price for each $1,000 principal amount of such Holder’s OPKO Notes so delivered. At any time prior to 5:00 p.m. New York time on the date immediately preceding the Redemption Date, a Holder may elect to convert such Holder’s Notes in accordance with Section 5(b). Any Redemption Notices shall be applied ratably to the Holders of all OPKO Notes issued based on each Holder’s then-current OPKO Note holdings, provided that any voluntary conversions by a Holder subsequent to the date of the Redemption Notice and prior to the Redemption Date shall be applied against such Holder’s pro rata allocation, thereby decreasing the aggregate amount redeemed hereunder if less than all of the OPKO Notes are redeemed.
5.    Note Conversion; Redemption.
(a)    Conversion. Subject to the terms and provisions hereof, this Note shall convert into shares of Borrower’s common stock, par value $0.01 (“Common Stock”), as set forth in this Section 5.
(b)    Optional Conversion. At any time prior to the Maturity Date, Lender may deliver to Borrower written notice of Lender’s election to convert all or any portion of the principal amount of this Note, together with accrued but unpaid interest thereon, into shares of Common Stock (a “Conversion Notice”), in which case such aggregate principal amount of this Note, together with such accrued and unpaid interest thereon, indicated in the Conversion Notice (the “Conversion Amount”) shall convert into a number of shares of Common Stock equal to the Conversion Amount, divided by the Conversion Price then in effect.
(c)    Method of Conversion. Conversion of this Note pursuant to Section 5 shall take place at any time during the usual business hours of Borrower at its principal office or at such other time and place as Borrower and Lender may agree, by the surrender for cancellation of this Note and, if so required, by a written instrument or instruments of transfer in form reasonably satisfactory to Borrower duly executed by Lender. Borrower shall pay any applicable transfer tax. This Note shall be deemed to have been converted as of the close of business on the Conversion Date, and Lender shall be treated for all purposes as the holder of record of such number of Common Stock, as provided in this Section 5, on Borrower’s books and records as of the close of business on the Conversion Date.
(d)    Share Issuance. Borrower shall issue and deliver, on or prior to the fifth (5th) Business Day after the Conversion Date, to Lender or to the nominee of Lender, at the address of Lender

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on the books of Borrower or as otherwise directed by Lender in writing, a certificate evidencing the Common Stock to which Lender shall be entitled, and Borrower shall register such Common Stock in its share registry.
(e)    Reserved Common Stock. Borrower shall at all times keep authorized and approved under its Amended and Restated Certificate of Incorporation, as may be amended from time to time, solely for the purpose of effecting the conversion of this Note and the other OPKO Notes, such number of shares of Common Stock issuable upon the conversion of this Note and the other OPKO Notes in accordance with their terms, and shall take all such action as may be required from time to time in order that it may validly and legally issue the Common Stock upon such conversion.
(f)    Adjustment to Conversion Price.
(i)    Adjustment for Share Splits and Combinations. If Borrower shall at any time or from time to time after the date hereof effect a subdivision of the outstanding shares of Common Stock, then the Conversion Price in effect immediately before such subdivision shall be multiplied by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such subdivision, and (ii) the denominator of which is the total number of shares of Common Stock issued and outstanding immediately following such subdivision. Conversely, if Borrower shall at any time or from time to time after the date hereof combine the outstanding shares of Common Stock into a smaller number of shares, then the Conversion Price in effect immediately before the combination shall be multiplied by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such combination, and (ii) the denominator of which is the total number of shares of Common Stock issued and outstanding immediately following such combination. Any adjustment pursuant to this Section 5(f)(i) shall become effective at the close of business on the date the subdivision or combination becomes effective.
(ii)    Adjustment for Dividends and Distributions. If Borrower at any time or from time to time after the date hereof makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in Common Stock, then, in each such event, the Conversion Price that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (ii) the denominator of which is the total number of shares Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issued or issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, then the Conversion Price shall be recomputed accordingly as of the close of business on such record date, and thereafter the Conversion Price shall be adjusted pursuant to this Section 5(f)(ii) to reflect the actual payment of such dividend or distribution.
(iii)    Adjustment for Reclassification, Exchange and Substitution. If at any time or from time to time after the date hereof the Common Stock issuable upon the conversion of this Note is changed into the same or a different number of shares of any class or classes of shares, whether by recapitalization, reclassification or otherwise (other than an acquisition or asset transfer or a subdivision or combination of shares or share dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 5(f)), then in any such event Lender, upon conversion of this Note in circumstances in which Common Stock would otherwise be issuable, shall instead be entitled to receive upon such conversion, the kind and amount of shares and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the number of shares of Common Stock into which this Note would have been converted (assuming the conversion thereof) immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

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(iv)    Reorganizations, Mergers, Consolidations or Sales of Assets. If any Organic Change shall be effected in such a way that holders of Common Stock shall be entitled to receive (either directly or upon subsequent liquidation) shares, securities or assets in respect of or in exchange for their shares of Common Stock, then lawful and adequate provisions shall be made whereby Lender shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of Common Stock immediately theretofore receivable upon the conversion of this Note, such shares, securities or assets as may be issued or payable in respect of or in exchange for the number of outstanding shares of Common Stock that would have been immediately theretofore receivable upon conversion of this Note had such Organic Change not taken place, and in the case of any reorganization or reclassification appropriate provisions shall be made with respect to the rights and interests of Lender whereby the provisions hereof (including, without limitation, provisions for adjustments to the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares, securities or assets thereafter deliverable upon the exercise of such conversion rights.
(v)    Certificate of Adjustment. In each case of an adjustment or readjustment of the Conversion Price pursuant to Section 5(f), Borrower, at its expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to Lender at in accordance with Section 13. The certificate shall set forth such adjustment or readjustment, showing in reasonable detail the facts upon which such adjustment or readjustment is based.
(g)    Fractional Shares; Aggregation. No fractional shares of Common Stock shall be issued upon conversion of this Note. If conversion of this Note would result in the issuance of any fractional shares of Common Stock, then Borrower shall, in lieu of issuing any fractional share, round up to the nearest whole share.
6.    Representations and Warranties. Borrower represents and warrants to Lender, on the date hereof, that:
(a)    It is duly incorporated and validly existing under the Laws of the State of Delaware;
(b)    It has full power and legal right to execute and deliver this Note and to perform its obligations hereunder and its execution and delivery of this Note, and the performance by it of its obligations hereunder, have been duly authorized by all necessary corporate action and do not conflict with any applicable Law or material contractual restriction binding upon or affecting it or any of its property or assets;
(c)    This Note constitutes the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with its terms, except as the enforcement hereof may be limited by bankruptcy, insolvency, or other Laws affecting the enforcement of creditors’ rights generally and subject to the applicability of general principles of equity; and
(d)    Except for such filings or other actions that have been made or taken on or prior to the date hereof, no consent, approval or authorization of, or registration, declaration or filing with, any Governmental Authority or other Person is required as a condition to or in connection with the due and valid execution, delivery and performance by Borrower of this Note.
7.    Affirmative Covenants. So long as this Note remains outstanding, Borrower shall:
(a)    comply in all material respects with applicable Laws, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property, except for good faith contests for which adequate reserves are maintained or any noncompliance which would not reasonably be expected to have a material adverse effect on Borrower;

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(b)    provide to Lender, as soon as possible and in any event within five (5) Business Days after the occurrence of each event which is an Event of Default, a written notice setting forth the details of such event and the action which Borrower proposes to take with respect thereto; and
(c)    maintain its corporate existence in compliance with all applicable Laws, except to the extent that any failure to comply with the foregoing would not reasonably be expected to have a material adverse effect on Borrower.
8.    Events of Default. The occurrence of any of the following events shall constitute an “Event of Default” under this Note:
(a)    Failure by Borrower to pay when due an installment of principal, interest or other amount owing under this Note or any other OPKO Note on or before the date such payment is due, and such failure continues for five (5) consecutive Business Days;
(b)    Borrower fails to comply with or perform any other term, obligation, covenant or condition contained in this Note and which failure shall continue for ten consecutive days following written notice of such default by Lender to Borrower;
(c)    Any representation or warranty made by Borrower in this Note shall prove to have been incorrect in any material respect when made and which would reasonably be expected to impair the enforceability of this Note by Lender against Borrower;
(d)    Borrower or any Subsidiary of Borrower shall (i) commence a voluntary case under any applicable bankruptcy, insolvency or other similar Law now or hereafter in effect; (ii) consent to the entry of an order for such relief in an involuntary case under any applicable bankruptcy, insolvency or other similar Law now or hereafter in effect; (iii) consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for Borrower or such Subsidiary or for all or substantially all of Borrower’s or such Subsidiary’s assets; or (iv) make any general assignment for the benefit of creditors; or
(e)    An involuntary case or other proceeding shall be commenced against Borrower or any Subsidiary of Borrower under any applicable bankruptcy, insolvency or other similar Law now or hereafter in effect, and such involuntary case shall remain undismissed or unstayed for a period of 60 days.
9.    Remedies. Upon the occurrence of an Event of Default, all amounts due hereunder, including, without limitation, the unpaid principal balance and accrued and unpaid interest thereon, shall, at Lender’s written election, become immediately due and payable upon written notice to Borrower (an “Acceleration Notice”); provided, however, that upon the occurrence of an Event of Default described in Section 8(d) or Section 8(e), all amounts due hereunder, including, without limitation, the unpaid principal balance and accrued and unpaid interest thereon, shall become immediately due and payable automatically and without any Acceleration Notice or demand by Lender. Upon the occurrence of an Event of Default, Lender may additionally exercise any of its other rights and remedies granted hereunder or under applicable Law. Such remedies shall be cumulative and concurrent and may be pursued singly, successively or together, at Lender’s option, and as often as the occasion therefore arises.
10.    Transfer Restrictions.
(a)    Lender covenants that the Purchased Securities will be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with applicable state securities laws. In connection with any transfer of the Purchased Securities other than pursuant to an effective registration statement or to Borrower, Borrower may require the transferor to provide to Borrower an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to Borrower, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, Borrower hereby

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consents to and agrees to register on the books of Borrower and with its Transfer Agent, without any such legal opinion, except to the extent that the transfer agent requests such legal opinion, any transfer of the Purchased Securities by an Lender to an Affiliate of such Lender, provided that such transfer does not involve a “sale” within the meaning of Section 2(a)(3) of the Securities Act and provided that such Affiliate does not request any removal of any existing legends on any certificate evidencing the Purchased Securities.
(b)    Lender agree to the imprinting, until no longer required by this Section 10, of the legends, in substantially the following form, on any certificate or other instrument evidencing any of the Purchased Securities:
THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.
Certificates or another instrument evidencing the Purchased Securities shall not be required to contain such legend or any other legend following any sale of such Purchased Securities pursuant to (i) an effective registration statement under the Securities Act, or (ii) Rule 144 if Lender provides Borrower with a legal opinion (and the documents upon which the legal opinion is based) reasonably acceptable to Borrower to the effect that the Purchased Securities have been sold under Rule 144. Borrower will no later than five (5) Business Days following the delivery by Lender to Borrower or the Transfer Agent (if delivery is made to the Transfer Agent a copy shall be contemporaneously delivered to Borrower) of (x) a legended certificate representing the applicable Purchased Securities (other than the OPKO Notes) and any necessary instruments of transfer and (y) evidence reasonably satisfactory to Borrower and its counsel of the occurrence of any of (i) or (ii) above (including any applicable Lender and broker representation letters and the delivery of any legal opinion referred to therein, as applicable), deliver or cause to be delivered to such Lender (or a transferee of such Lender, as applicable) a certificate or book-entry (including shares transferred via DWAC or similar methodology by DTC) representing such Purchased Securities (other than the OPKO Notes) that is free from all restrictive and other legends.
11.    Collection Costs. Borrower shall pay all reasonable costs and expenses of the collection of this Note (including, without limitation, all reasonable and documented fees and expenses of Lender’s attorneys) paid or incurred by Lender and irrespective of whether an Action has been commenced against Borrower.
12.    Lost, Stolen, Destroyed or Mutilated Note. Upon receipt of evidence reasonably satisfactory to Borrower of the loss, theft, destruction or mutilation of this Note, Borrower will issue a new Note of like tenor and amount and dated the date to which interest has been paid, in lieu of such lost, stolen, destroyed or mutilated Note, and in such event Lender agrees to indemnify and hold Borrower harmless in respect of any such lost, stolen, destroyed or mutilated Note.
13.    Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given to such party at such party’s address set forth in this Note, or such other address as such party may hereinafter specify for the purpose of this Section 13 to the party giving such notice. All notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the

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place of receipt. Any notice, request or other written communication sent by e-mail shall be confirmed by certified mail, return receipt requested, posted on the same Business Day, or by personal delivery, whether courier or otherwise, made on the same Business Day as such e-mail transmissions.
14.    Certain Definitions. As used in this Note:
(a)    “Acceleration Notice” has the meaning set forth in Section 9.
(b)    “Action” means any claim, action, cause of action or suit (whether in contract, tort or otherwise), litigation (whether at Law or in equity, whether civil or criminal), controversy, assessment, arbitration, investigation, hearing, charge, complaint, demand, notice or proceeding to, from, by or before any Governmental Authority.
(c)    “Affiliate” means with respect to any Person, any other Person, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with such Person, including, without limitation, (i) in respect of any Person which is a limited or general partnership, its partners, affiliated partnerships managed by the same management company or managing (general) partner or by an entity which controls, is controlled by, or is under common control with, such management company or managing (general) partner; (ii) in respect of any Person which is a limited liability company, its members, affiliated limited liability companies managed by the same management company or managing (general) partner or officer or board of directors or by an entity which controls, is controlled by, or is under common control with, such management company or managing (general) partner or officer or board of directors; and (iii) the beneficiaries of any Person which is a trust.
(d)    “Applicable Rate” has the meaning set forth in Section 1(b).
(e)    “Borrower” has the meaning set forth in the Recitals.
(f)    “Business Day” means a day (other than a Saturday) on which banks are open for business in Miami, Florida.
(g)    “Common Stock” has the meaning set forth in Section 5(a).
(h)    “Contractual Obligation” means, with respect to any Person, any contract, agreement, deed, mortgage, lease, license, commitment, promise, undertaking, arrangement, performance bond, warranty obligation or understanding, whether written or oral and whether express or implied, or other document or instrument (including any document or instrument evidencing or otherwise relating to any Debt), to which or by which such Person is a party or otherwise subject or bound or to which or by which any property, business, operation or right of such Person is subject or bound.
(i)    “Conversion Date” means the date on which Borrower delivers the Conversion Notice to Lender.
(j)    “Conversion Notice” has the meaning set forth in Section 5(c).
(k)    “Conversion Price” means $1.66, subject to adjustment as provided in Section 5(f).
(l)    “Debt” means, with respect to any Person, all obligations (including all obligations in respect of principal, accrued interest, penalties, fees and premiums) of such Person, whether direct or indirect, (i) for borrowed money (including overdraft facilities), (ii) for liabilities secured by any charge, lien pledge, security interest, mortgage and any other restriction or covenant with respect to transferability existing on property owned or acquired and subject thereto, (iii) evidenced by notes, bonds, debentures or similar Contractual Obligations, (iv) for the deferred purchase price of property, goods or services, including in connection with the acquisition of any business or non-competition agreement (other than trade payables or accruals incurred in the ordinary course of business consistent with the past customs and practices), (v) under capital leases (in accordance with generally accepted accounting

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principles in the United States, consistently applied), (vi) in respect of letters of credit and bankers’ acceptances, (vii) for Contractual Obligations relating to interest rate protection, swap agreements, factoring, hedging and collar agreements, (viii) in the nature of premiums (prepayment or otherwise) or penalties in connection with the obligations described in clauses (i) through (viii) above, and (ix) in the nature of Guarantees of the obligations described in clauses (i) through (viii) above of any other Person.
(m)    “Dollars”, “dollars” and “$” refer to U.S. Dollars.
(n)    “Event of Default” has the meaning set forth in Section 8.
(o)    “Governmental Authority” means any nation or country (including but not limited to the United States) and any state, commonwealth, territory or possession thereof and any political subdivision of any of the foregoing, including but not limited to courts, departments, commissions, boards, bureaus, agencies, ministries or other instrumentalities.
(p)    “Guarantee” means, with respect to any Person, (i) any guarantee of the payment or performance of, or any contingent obligation in respect of, any Debt or other liability of any other Person; (ii) any other arrangement whereby credit is extended to any obligor (other than such Person) on the basis of any promise or undertaking of such Person (A) to pay the Debt or other liability of such obligor, (B) to purchase any obligation owed by such obligor, (C) to purchase or lease assets under circumstances that are designed to enable such obligor to discharge one or more of its obligations or (D) to maintain the capital, working capital, solvency or general financial condition of such obligor; and (iii) any liability as a general partner of a partnership or as a venturer in a joint venture in respect of Debt or other obligations of such partnership or venture.
(q)    “Holder” means a Person holding any OPKO Notes, including, for the avoidance of doubt, Lender.
(r)    “Laws” means any and all laws (statutory, judicial or otherwise), ordinances, regulations, judgments, orders, directives, injunctions, writs, decrees or awards of any Governmental Authority.
(s)    “Lender” has the meaning set forth in the Preamble.
(t)    “Maturity Date” has the meaning set forth in Section 2.
(u)    “OPKO Notes” has the meaning set forth in the Recitals.
(v)    “Organic Change” means any capital reorganization, reclassification, recapitalization, consolidation, merger, sale of all or substantially all of Borrower’s assets or other similar transaction.
(w)    “Person” means any individual, partnership, joint venture, firm, corporation, association, limited liability company, joint stock company, unincorporated organization, trust or other enterprise or any governmental or political subdivision or any agency, department or instrumentality thereof.
(x)    “Purchased Securities” means this Note and the shares of Common Stock issuable upon conversion of this Note.
(y)    “Redemption Date” has the meaning set forth in Section 4.
(z)    “Redemption Notice” has the meaning set forth in Section 4.

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(aa)    “Redemption Price” means, for each $1,000 principal amount of OPKO Notes, an amount in cash, in immediately available funds, equal to the sum of 100% of such principal amount, plus accrued and unpaid interest thereon to, but not including, the Redemption Date.
(bb)    “Redemption Right” has the meaning set forth in Section 4.
(cc)    “Subsidiary” means, with respect to any specified Person, any other Person of which such specified Person will, at the time, directly or indirectly through one or more Subsidiaries, (a) own at least 50% of the outstanding capital stock (or other shares of beneficial interest) entitled to vote generally, (b) hold at least 50% of the partnership, limited liability company, joint venture or similar interests or (c) be a general partner, managing member or joint venturer.
(dd)    “Trading Day” means a day on which the Common Stock is traded on the Trading Market.
(ee)    “Trading Market” means the primary national securities exchange on which the Common Stock is listed or quoted for trading on the date in question.
15.    Miscellaneous.
(i)    This Note may be amended or modified only by an instrument in writing signed by Borrower and Holders holding at least 51% of the outstanding aggregate principal amount of the OPKO Notes; provided, however, that, without the consent of Lender, no amendment, supplement or waiver may (1) change the Maturity Date of the principal of, or any installment of interest on, this Note; (2) reduce the principal amount of, or interest on, this Note; (3) change the currency of payment of principal of, or interest on, this Note; (4) impair the right to institute suit for the enforcement of any payment on or after the Maturity Date (or, in the case of a redemption, on or after the Redemption Date) of this Note; (5) waive a default in the payment of principal of, or interest on the this Note; (6) subordinates this Note in right of payment to any other Debt of Borrower; or (7) reduce the percentage or aggregate principal amount of outstanding OPKO Notes the consent of whose Holders is necessary for waiver of compliance with, or amendment to, the provisions of this Note.
(ii)    This Note shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto; provided, however, that the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender. Subject to the terms and conditions of this Note, including, without limitation, the restrictions on transfer of this Note contained herein, Lender may at any time, upon five (5) days’ prior written notice to Borrower, assign all or any portion of its rights hereunder to an Affiliate without Borrower’s consent.
(iii)    No delay or omission on the part of Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, and no partial exercise of any right or remedy precludes any other or further exercise thereof or the exercise of any other rights or remedies.
(iv)    If any provision of this Note is held to be invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by Law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction, and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.
(v)    Borrower hereby waives presentment, demand for payment (except as expressly required herein), protest, notice of protest, notice of dishonor and any and all other notices or demands in connection with the delivery, acceptance, performance, default or enforcement of this Note.
(vi)    THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE THAT WOULD CAUSE THE

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APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION. BORROWER AND LENDER HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN MIAMI-DADE COUNTY FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY BORROWER OR LENDER HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN, AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY BORROWER OR LENDER, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. BORROWER AND LENDER HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.
[signature page follows]

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IN WITNESS WHEREOF, the undersigned has executed and delivered this Note (as amended and restated) as of the date first above written.

OPKO HEALTH, INC. By:__________________________ Name: Title:

Acknowledged and agreed by Lender as of the date first set forth above: **** By:__________________________ Name: **** Title: ****
Payment Instructions for Lender: If by wire: Bank: ______________________ ABA#: ______________________ Account # ______________________ Beneficiary: ______________________
Lender’s Address for Notice:
______________________
______________________
______________________
[Signature page to Amended and Restated OPKO Health, Inc. 5.0% Convertible Promissory Note]
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Exhibit A

[Original OPKO Note – Attached]
ACTIVE 685091856v2